Taxes	12 Months Ended
Dec. 31, 2019
Taxes
Taxes

NOTE G. TAXES

($ in millions)
For the year ended December 31:	2019	2018	2017
Income from continuing operations before income taxes
U.S. operations	$(315)	$627	$560
Non-U.S. operations	10,481	10,715	10,840
Total income from continuing operations before income taxes	$10,166	$11,342	$11,400

The income from continuing operations provision for income taxes by geographic operations was as follows:

($ in millions)
For the year ended December 31:	2019	2018	2017
U.S. operations	$(408)	$1,199	$2,923
Non-U.S. operations	1,139	1,420	2,719
Total continuing operations provision for income taxes	$731	$2,619	$5,642

The components of the income from continuing operations provision for income taxes by taxing jurisdiction were as follows:

($ in millions)
For the year ended December 31:	2019	2018	2017
U.S. federal
Current	$331	$(342)	$2,388
Deferred	(839)	1,377	77
	$(508)	$1,035	$2,465
U.S. state and local
Current	$(85)	$127	$55
Deferred	(82)	(292)	28
	$(167)	$(165)	$83
Non-U.S.
Current	$1,829	$2,135	$3,891
Deferred	(423)	(386)	(797)
	$1,406	$1,749	$3,094
Total continuing operations provision for income taxes	$731	$2,619	$5,642
Discontinued operations provision for/(benefit from) income taxes	(1)	2	(3)
Provision for social security, real estate, personal property and other taxes	3,304	3,322	3,434
Total taxes included in net income	$4,034	$5,943	$9,073

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations was as follows:

For the year ended December 31:	2019	2018		2017
Statutory rate	21%	21%		35%
Enactment of U.S. tax reform	1	18		48
Tax differential on foreign income	(11)	(9)	*	(26)
Intra-entity transfers	0	0		(5)
Domestic incentives	(2)	(3)	*	(2)
State and local	(1)	(1)		1
Other	(1)	(3)		(2)
Effective rate	7%	23%		49%

* Reclassified to conform to 2019 presentation.

Percentages rounded for disclosure purposes.

The significant components reflected within the tax rate reconciliation labeled “Tax differential on foreign income” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, foreign export incentives, U.S. taxes on foreign income and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.

On December 22, 2017, the U.S. Tax Cuts and Jobs Act was enacted. U.S. tax reform introduced many changes, including lowering the U.S. corporate tax rate to 21 percent, changes in incentives, provisions to prevent U.S. base erosion and significant changes in the taxation of international income, including provisions which allow for the repatriation of foreign earnings without U.S. tax. The enactment of U.S. tax reform resulted in charges to tax expense of $0.1 billion, $2.0 billion and $5.5 billion for the years ended December 31, 2019, 2018 and 2017, respectively. The charge in 2017 was the result of the one-time U.S. transition tax and any foreign tax costs on undistributed foreign earnings, as well as the remeasurement of deferred tax balances to the new U.S. federal tax rate. In 2018, the charge was primarily attributable to the company’s election to include GILTI in measuring deferred taxes, plus refinements to the one-time U.S. transition tax and foreign tax costs on undistributed foreign earnings. The charge in 2019 was related to additional tax reform guidance issued by the U.S. Treasury in January 2019.

The 2019 continuing operations effective tax rate decreased 15.9 points from 2018 driven by: a decrease in charges related to U.S. tax reform (16.5 points) and a charge in 2018 from intercompany payments (3.4 points). These benefits were partially offset by a lower benefit year to year from audit activity (4.4 points).

The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s 2019 effective tax rate.

Deferred Tax Assets

($ in millions)
At December 31:	2019	2018
Retirement benefits	$3,766	$3,620
Leases*	1,729	103	**
Share-based and other compensation	637	636
Domestic tax loss/credit carryforwards	1,259	964
Deferred income	600	674
Foreign tax loss/credit carryforwards	836	903
Bad debt, inventory and warranty reserves	298	348
Depreciation	253	231
Accruals	368	336
Intangible assets	592	620
Capitalized research and development	722	—
Other	1,438	1,398
Gross deferred tax assets	12,498	9,833
Less: valuation allowance	608	915
Net deferred tax assets	$11,890	$8,918

Deferred Tax Liabilities

($ in millions)
At December 31:	2019	2018
Goodwill and intangible assets+	$3,111	$1,200
GILTI deferred taxes	1,908	1,927
Leases and right-of-use assets*	2,216	580
Depreciation	728	719
Retirement benefits	1,002	455
Software development costs+	1,075	292
Deferred transition costs	233	233
Undistributed foreign earnings	725	981
Other	940	1,011
Gross deferred tax liabilities	$11,938	$7,398

*    Reflects the adoption of the FASB guidance on leases.

**  Previously included in Other.

+ The increase in the balance was primarily due to the acquisition of Red Hat.

For financial reporting purposes, the company had foreign and domestic loss carryforwards, the tax effect of which was $504 million, including a tax only capital loss in a subsidiary, as well as foreign and domestic credit carryforwards of $1,591 million. Substantially all of these carryforwards are available for at least two years and the majority are available for 10 years or more.

The valuation allowances as of December 31, 2019, 2018 and 2017 were $608 million, $915 million and $1,004 million, respectively. The amounts principally apply to certain foreign and domestic loss carryforwards and credits. In the opinion of management, it is more likely than not that these assets will not be realized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2019 increased by $387 million in 2019 to $7,146 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

($ in millions)	2019	2018	2017
Balance at January 1	$6,759	$7,031	$3,740
Additions based on tax positions related to the current year	816	394	3,029
Additions for tax positions of prior years	779	1,201	803
Reductions for tax positions of prior years (including impacts due to a lapse of statute)	(922)	(1,686)	(367)
Settlements	(286)	(181)	(174)
Balance at December 31	$7,146	$6,759	$7,031

The additions to unrecognized tax benefits related to the current and prior years were primarily attributable to U.S. federal and state tax matters, as well as non-U.S. tax matters, including transfer pricing, credits and incentives. The settlements and reductions to unrecognized tax benefits for tax positions of prior years were primarily attributable to U.S. federal and state tax matters, non-U.S. audits and impacts due to lapse of statute of limitations.

The unrecognized tax benefits at December 31, 2019 of $7,146 million can be reduced by $584 million associated with timing adjustments, U.S. tax credits, potential transfer pricing adjustments and state income taxes. The net amount of $6,562 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2018 and 2017 were $6,041 million and $6,064 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2019, the company recognized $13 million in interest expense and penalties; in 2018, the company recognized a net benefit of $14 million in interest expense and penalties; and, in 2017, the company recognized $174 million in interest expense and penalties. The company had $819 million for the payment of interest and penalties accrued at December 31, 2019, and had $680 million accrued at December 31, 2018.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The potential decrease in the amount of unrecognized tax benefits is associated with the anticipated resolution of various U.S. state and non-U.S. audits. The company estimates that the unrecognized tax benefits at December 31, 2019 could be reduced by $236 million.

The company’s U.S. income tax returns for 2013 and 2014 continue to be examined by the IRS with specific focus on certain cross-border transactions in 2013. Although the IRS could propose additional adjustments related to these transactions, the company believes it is adequately reserved on these matters. In the third quarter of 2018, the U.S. Internal Revenue Service commenced its audit of the company’s U.S. tax returns for 2015 and 2016. The company anticipates that this audit will be completed in 2021. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2014. The company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2013. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as it relates to the amount and/or timing of income, deductions and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

The company is involved in a number of income tax-related matters in India challenging tax assessments issued by the India Tax Authorities. As of December 31, 2019, the company had recorded $729 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the India Tax Authorities. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

Within consolidated retained earnings at December 31, 2019 were undistributed after-tax earnings from certain non-U.S. subsidiaries that were not indefinitely reinvested. At December 31, 2019, the company had a deferred tax liability of $725 million for the estimated taxes associated with the repatriation of these earnings. Undistributed earnings of approximately $650 million and other outside basis differences in foreign subsidiaries were indefinitely reinvested in foreign operations. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings and outside basis differences was not practicable.